                                                                 Exhibit a(1)(e)


                                 AMENDMENT NO. 4
                                       TO
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                AIM ADVISOR FUNDS

         This Amendment No. 4 to the Agreement and Declaration of Trust of AIM Advisor Funds (this "Amendment") amends, effective as of July 1, 2001, the Agreement and Declaration of Trust of AIM Advisor Funds dated as of December 6, 1999, as amended (the "Agreement").

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Unless defined herein, each capitalized term used in this Amendment shall have the meaning given it in the Agreement.

         2. Schedule A of the Agreement is hereby amended and restated to read in full as set forth on Exhibit 1 to this Amendment.

         3. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         4. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of July 1, 2001.

                                             /s/   ROBERT H. GRAHAM
                                             -----------------------------------
                                             Name: Robert H. Graham
                                             Title:    President

                          EXHIBIT 1 TO AMENDMENT NO. 4
                            DATED AS OF JULY 1, 2001
                                       TO
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                AIM ADVISOR FUNDS

                                   SCHEDULE A
                                AIM ADVISOR FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

AIM Advisor Flex Fund
---------------------
Class A Shares
Class B Shares
Class C Shares

AIM International Value Fund
----------------------------
Class A Shares
Class B Shares
Class C Shares

AIM Real Estate Fund
--------------------
Class A Shares
Class B Shares
Class C Shares